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                                                                   EXHIBIT 10.10
[LOGO]
LXN Corporation                                             CONFIDENTIAL
The Diabetes Control Company                           Distribution Agreement

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This Agreement is established between LXN Corporation, 6325 Lusk Boulevard, San
Diego, CA 92121, USA, hereinafter referred to as "LXN", and:

          Firm Name:          PolyMedica Corporation / Liberty Medical Supply
                              ------------------------------------------------
          Address #1          11 State Street
                              ------------------------------------------------
          Address #2
                              ------------------------------------------------
          City, State, Zip    Woburn, MA 01801
                              ------------------------------------------------
          Phone #             781-933-2020
                              ------------------------------------------------
          Fax #               781-938-6950
                              ------------------------------------------------
          Contact:            Steven Lee, Chairman/CEO
                              ------------------------------------------------

hereinafter referred to as "LIBERTY." LXN and LIBERTY do hereby agree as follows:

I. THE PRODUCTS -- All LXN labeled instruments, reagents, supplies and consumable products manufactured for or by LXN, as listed in Exhibit A, shall be referred to as the "Products." Product specifications are subject to change at any time, and LXN agrees to notify LIBERTY in writing of any such change. LXN may withdraw or replace any Product from its current Price List without suspending the Provisions of this Agreement.

II. APPOINTMENT AND TERRITORY -- Until canceled or terminated, LXN hereby appoints LIBERTY as a Distributor of the Products within the "Area of Coverage" set forth herein. The appointment of the Area of Coverage shall not be assignable or transferable in any manner*and is subject to the following limitations:

1. The designated Area of Coverage will be: for the express use by LIBERTY's patients only. This will include mail order, retail, or other patients serviced by LIBERTY within the 50 United States and Puerto Rico. Area of Coverage will not include the right to have product on the retail shelf.

2. LIBERTY agrees not to knowingly resell Products outside the said Area of Coverage without the prior written consent of LXN. Failure to comply will be cause for termination of this Agreement as described in Section VII.

III. LXN RESPONSIBILITIES -- LXN agrees to meet the following responsibilities:

1.   Provide Product in the most timely and reasonable manner.

2. Provide Product warranty coverage, as specified in the Product documentation.

3. Maintain 24 hour / 7 days per week toll-free telephone service for technical service and customer inquiries.

4.   Invoice shipments of the Product to LIBERTY at the prices shown in Exhibit
     A.

5. LXN agrees to build and sequester inventory in order to provide LIBERTY with a reasonable level of safety stock.

6. LXN will provide a reasonable amount of support literature, in sufficient quantities, for LIBERTY's customers.

          * except that PolyMedica may assign this Agreement to any entity which shall have or acquire a controlling interest in it or to a subsidiary or joint venture in which PolyMedica shall directly or indirectly have control,

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                                                       CONFIDENTIAL
The Diabetes Control Company                      Distribution Agreement

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7.   LXN will absorb product returned from LIBERTY's customers.
8. LIBERTY will have observation rights to ensure that LXN is achieving its goals for increasing production capacity. LIBERTY shall provide LXN with five-(5) business days notice of their desire to visit LXN.
9. LXN will provide Liberty the option of choosing [***] for the Products. In the event LIBERTY chooses to [***], both parties agree to negotiate a mutually acceptable agreement covering such product.

IV. LIBERTY RESPONSIBILITIES -- LIBERTY agrees to meet the following responsibilities:

1. Maintain adequate inventory, as mutually agreed upon, to meet customer demand, adhering to stated pricing and payment terms, and rotating stock on a FIFO basis.
2. Use reasonable efforts to promote Products and to correctly use all LXN trademarks.
3. Provide customary levels of customer service and make no claims about the Products other than those stated in LXN's literature and specifications.
4. Adhere to LXN's written policies, provided to Liberty, for managing the return and/or recall of Products, including record-keeping of meter sales.
5. Provide prompt oral notice to LXN Customer Service, followed by written notification within 48 hours, of any custom-reported adverse incidents involving the Products
6. Comply with all Federal, State and local laws and regulations applicable to the sale of the Products.
7. Hold in strict confidence, except as required by law, all information received from LXN that is designated as "Confidential" for a period of two
     (2) years after the termination of cancellation of this Agreement, apart from such information that is publicly know of independently discovered by the recipient. Such information includes, but is not restricted to: pricing, terms of this agreement, and any attachment or exhibit to this agreement.
8. LIBERTY agrees not to perform [***] for a period of three (3) years from the effective date of this agreement unless this agreement is terminated under the provisions outlined section VII.
9. LIBERTY shall provide, by the first day of each month, a six-month rolling forecast of meter requirements for LXN's planning purposes. The first three months of the rolling forecast shall be considered a firm purchase order from LIBERTY.
10. Provide LXN with Quarterly Sales Tracking Reports (Distributor Cost), to include product, quantity and zip code, no later than the 10/th/ of the following month. These reports should be provided to LXN electronically and at no charge to LXN. The information will be used for the purposes of monitoring LIBERTY sales performance, Product acceptance by patients, return rates, and compensating LXN Sales Personnel.

V.   DELIVERY AND PAYMENT TERMS

1. LIBERTY orders are subject to reasonable acceptance in part or in full by LXN.
2.   LXN may hold shipments if amounts owed by LIBERTY to LXN are past due.
3. Special shipping requests, such as drop shipments and next day air deliveries will be honored upon LIBERTY's request and at the responsibility of the LIBERTY.

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[***] CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTIONS HAVE BEEN FILED
SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.


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[LOGO]
LXN Corporation                                                 CONFIDENTIAL
The Diabetes Control Company                              Distribution Agreement

________________________________________________________________________________

4. During the first six months following the initial shipment of Product to LIBERTY, all invoices are due net 17 days from the invoice date. Thereafter, all invoices are due net 90 days from the invoice date.
5.   All shipments are FOB Palm City, FL.

VI.  WARRANTY HANDLING & RETURNED GOODS

1. Repairs and Warranty fulfillment shall be performed, in a timely manner, only by LXN and only pursuant to its policies.
2. LIBERTY shall promptly refer all end-user complaints or warranty claims to LXN's Customer Service Department (which currently is U.S. toll-free:
     1-888-LXN-TEST).
3. LIBERTY complaints or warranty claims shall be directed to LXN's Customer Service Department. Prior to the return of any product to LXN, a Returned Goods Authorization number (RGA#) shall be obtained from LXN by LIBERTY.

VII. CANCELLATION, TERMINATION, SEVERABILITY

1. The term of this agreement shall be 3 (three) years unless terminated earlier.
2.   This agreement may be terminated prior to the expiration of the term:
     a.  At any time upon mutual consent of both parties in writing.
     b. Upon thirty (30) days written notice by either party if the other party shall fail to perform its duties or obligations under this agreement and does not remedy such failure within thirty (30) days of receipt of written notice by the failing party.
3. It is agreed that such cancellation or termination will not impose any liability to LIBERTY, and neither will it release LIBERTY from obligations defined in Section IV (Items 2 - 7) and V (Item 4) above.
4. At time of cancellation or termination by LIBERTY, without cause, LIBERTY assumes responsibility of any inventory in stock or in transit unless specified by LXN in writing prior to termination.
5. At time of cancellation or termination by LXN, without cause, LXN assumes responsibility of any inventory in stock at LIBERTY or in transit.
6. LIBERTY shall discontinue use of LXN's trademarks and thereafter not use trade names directly or indirectly in connection with its business except as to dispose of remaining inventory in a timely manner.
7. Any provision of this Agreement which is finally determined by competent court or government agency to be prohibited or unenforceable in any jurisdiction will, as to such provision and jurisdiction only, be deemed severed to the extent of such prohibition and unenforceability and subject to such severance, and this Agreement will continue in effect in accordance with its other terms and conditions.

VIII. LIBERTY AS INDEPENDENT CONTRACTOR - The appointment of LIBERTY, pursuant to this Agreement, shall not in any way constitute LIBERTY as an agent or legal representative of LXN for

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[LOGO OF LXN CORPORATION]                                    CONFIDENTIAL
The Diabetes Control Company                            Distribution Agreement

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any purpose whatsoever. LIBERTY is not granted any right or authority to assume or create any obligation or responsibility, expressed or implied, on behalf of or in the name of LXN or to bind LXN in any manner whatsoever.


IX. INDEMNITY

1. LXN shall indemnify, defend and hold LIBERTY harmless from and against any and all claims, liabilities, losses and damages asserted by any person relating to or in any way connected with the possession, use or operation of the PRODUCT(S).
2. LXN shall indemnify, defend and hold LIBERTY harmless from and against any and all claims, liabilities, losses and damages asserted by any persons, together with all costs, expenses or liabilities relating thereto (including reasonable attorney fees), based on a claim of infringement of a United States or foreign patent and/or trademark resulting from or relating to the manufacture, sales, operation or use of PRODUCT(S) or any component(s) thereof.
3. LIBERTY shall indemnify and hold harmless LXN from and against any and all claims arising from any breach or default in the performance of any obligations on LIBERTY's part to be performed under the terms of this Agreement or arising from any negligence or other conduct of LIBERTY or any of LIBERTY's agents, contractors, dealers, salesmen, employees or other representatives, and from and against all costs, attorney's fees, expenses and liabilities incurred in the defense of any such claim or any action or proceeding brought thereon; and in case any action or proceeding be brought against LXN by reason or such claim.
4. LIBERTY as material part of the consideration to LXN, hereby assumes all risk of damage to property or injury to persons arising out of the activities of distributor and its agents, dealers, salespersons and representatives under this Agreement and the activities of LIBERTY and from any cause whatsoever, and LIBERTY hereby waives all claims in respect hereof against LXN.

     X. FORCE MAJEURE -- Neither party shall incur liability under the terms of this Agreement from actions caused by circumstances beyond the reasonable control of the party concerned. Such circumstances shall include, but not be limited to, Acts of God or the public enemy, fire, flood, earthquake, windstorm, war, government regulations, restrictions, directions or requests, accidents, labor disputes, shortage of or inability to obtain material, equipment, transportation, license or permissions.

     XI. MISCELLANEOUS -- This Agreement contains the entire Agreement between the parties hereto within the matters covered herein. No modification, alteration, amendment or addendum to this Agreement shall be valid unless made in writing and signed by the authorized representatives of both LXN and LIBERTY.

     Any dispute that arises between the parties with respect to the performance of this Agreement shall be submitted to binding arbitration by the American Arbitration Association (or such other arbitration

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  [LOGO OF LXN CORPORATION]                                   CONFIDENTIAL
The Diabetes Control Company                             Distribution Agreement

________________________________________________________________________________

organization agreed to in writing by the parties hereto) to be determined and resolved by said association under its rules and procedures in effect at the time of submission.




This agreement shall be deemed in effect upon LXN's receipt of one (1) fully executed copy of the same from LIBERTY.

LXN:   /s/ Michael A. Beeuwsaert     LIBERTY: /s/ Warren K. Trowbridge
       -------------------------              ----------------------------

By:    MICHAEL A. BEEUWSAERT         By:      WARREN K. TROWBRIDGE
       -------------------------              ---------------------

Title: PRESIDENT & CEO               Title:   President
       -------------------------              ---------------------

Date:   1/12/00                      Date:      1/7/00
       -------------------------              ---------------------

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[LOGO OF LXN CORPORATION]                                   CONFIDENTIAL
The Diabetes Control Company                            Distribution Agreement
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                                   EXHIBIT A

                              PRODUCTS & PRICING


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          PRODUCT                 ANNUAL    PRICE             ADDITIONAL
                                 PURCHASE    PER                TERMS
                                  VOLUME
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LXN Glucose only system kit        All       NC             See Note 1 below
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LXN Glucose test strips - Btls     All      [***]
of 50 strips
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LXN Glucose controls - Btl         All      [***]
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Note 1: [***]

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[***] CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTIONS HAVE BEEN FILED
SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.